UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  May 27, 2005
                                  ------------
                                 Date of Report
                        (Date of earliest event reported)


                     DEFENSE INDUSTRIES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           Nevada                000-30105               84-1421483
----------------------------    -----------    ---------------------------------
(State or other jurisdiction    (Commission    (IRS Employer Identification No.)
       of incorporation)        File Number)


           Industrial Zone Erez, P.O. Box 779, Ashkelon 78101, Israel
           ----------------------------------------------------------
              (Address of principal executive offices and zip code)


                               011-972-7-689-1661
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT



     On June 1, 2005, the Registrant announced that on May 29, 2005 it had signed a definitive agreement Gov Financial Holdings, Avshalom Hershcovich and Multi Concept Ltd. for a $1.1 million private placement of its common stock, along with warrants to purchase its common stock.



ITEM 8.01 OTHER EVENTS

     On June 1, 2005, the Registrant announced that one of its directors, Retired General Richard D. Hearney, resigned from the Registrant's Board of Directors for personal reasons.





ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


     (c)  Exhibits

          Exhibit 99.1 Press Release dated June 1, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 1, 2005                        Defense Industries International, Inc.

                                          (Registrant)

                                           By: /s/ Joseph Postbinder
                                           -------------------------
                                           Joseph Postbinder
                                           Chief Executive Officer